UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
CTI BioPharma Corp.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 16, 2017.

CTI BIOPHARMA CORP.	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	March 15, 2017
	Date: May 16, 2017	Time: 10:00AM Pacific Time
	Location:	Company's Principal Executive Offices
3101 Western Avenue, Suite 600
Seattle,WA 98121, U.S.A.
CTI BIOPHARMA CORP. 3101 WESTERN AVENUE, SUITE 600 SEATTLE, WA 98121

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. NOTICE AND PROXY STATEMENT		2. 2016 ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Shareholders may also request paper or e-mail copies of the proxy materials for all future meetings.
Please choose one of the following methods to make your request:

	1) BY INTERNET:	www.proxyvote.com
	2) TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 2, 2017 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Directions to the meeting are available at www.ctibiopharma.com/shareholders.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR ALL the following:
1.	To elect directors to the Company’s Board of Directors to serve one-year terms.
Nominees:
	01) Adam R. Craig, M.D., Ph.D.	05) Matthew D. Perry

	02) Richard L. Love	06) Jack W. Singer, M.D.

	03) Michael A. Metzger	07) Frederick W. Telling, Ph.D.

	04) Phillip M. Nudelman, Ph.D.	08) Reed V. Tuckson, M.D., F.A.C.P.

The Board of Directors recommends you vote ONE YEAR on Proposal 6 and FOR the other following proposals:

2.
To approve an amendment to the Company’s amended and restated articles of incorporation to increase the total number of authorized shares from 41,533,333 to 81,533,333 and to increase the total number of authorized shares of common stock from 41,500,000 to 81,500,000;

3.	To approve the Company's 2017 Equity Incentive Plan;

4.	To ratify the selection of Marcum LLP as the Company’s independent auditor for the year ending December 31, 2017;

5.	To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers;

6.	Provide an advisory vote to determine whether an advisory vote on executive compensation should occur every one, two or three years; and

7.
To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt any of Proposals 1 through 6.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments and postponements thereof.